Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Annual Report on Form 10-K/A of Ladenburg Thalmann Financial Services Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard J. Lampen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
Dated: April 30, 2009

By:	/s/ Richard J. Lampen
Richard J. Lampen
President and Chief Executive Officer